[INTELSAT LOGO]

Date: MAR 15, 2005

Release Number: 2005—08

Intelsat Files Form 20-F; Adjusts Consolidated Financial Results to Reflect $1.7 Million Litigation Reserve

Pembroke, Bermuda, DRAFT March 15, 2005—Intelsat, Ltd. (the “Company”) reported today that it will be filing its Annual Report today on Form 20-F for the twelve months ended December 31, 2004 containing its audited consolidated financial results. Subsequent to the issuance of its earnings release dated March 3, 2005, the Company updated its results to include the effect of a $1.7 million judgment in favor of certain of its former employees in respect of certain wrongful termination and related claims. The Company intends to vigorously appeal the award. Notwithstanding the Company’s intent to appeal, the Company has determined that, as a result of the possibility that it could be liable for up to the full amount of the judgment, it is reflecting a reserve of $1.7 million on its financial statements. The Company is reissuing its Consolidated Statement of Operations, Consolidated Balance Sheet and Consolidated Statement of Cash Flows for the year and three months ended December 31, 2004 to reflect a $1.7 million litigation reserve. Updated consolidated financial statements are attached to this press release and are also available in today’s Form 20-F filing.

The Company is reissuing, and has attached to this release, its Consolidated Statement of Operations, Consolidated Balance Sheet and Consolidated Statement of Cash Flows for the year and three months ended December 31, 2004 to reflect the $1.7 million reserve described above. The effect of this reserve for the year and three months ended December 31, 2004 is to increase the Company’s selling, general and administrative expenses by $1.7 million which decreases the Company’s income from continuing operations from $7.0 million to $5.3 million for the year ended December 31, 2004 and increases the Company’s loss from continuing operations from $49.0 million to $50.7 million for the three months ended December 31, 2004. The reserve increases the Company’s net loss from $37.0 million to $38.7 million and from $55.1 million to $56.9 million for the year and three months ended December 31, 2004, respectively. Free cash flow from operations of $320.5 million for the year ended December 31, 2004 was unchanged. EBITDA from continuing operations was decreased from $621.9 to $620.1 million and from $95.2 million to $93.5 million for the year and three months ended December 31, 2004, respectively, while Covenant EBITDA was unchanged at $800.2 million for the year ended December 31, 2004. The results included in this release are presented both in accordance with United States generally accepted accounting principles and also on a non-GAAP basis. All EBITDA from continuing operations, Covenant EBITDA, and free cash flow from operations figures noted above are non-GAAP financial measures. The financial information attached to this release contains a reconciliation of these non-GAAP financial measures to comparable GAAP financial measures.

About Intelsat

Building on 40 Years of Leadership. As a global communications leader with 40 years of experience, Intelsat helps service providers, broadcasters, corporations and governments deliver information and entertainment anywhere in the world, instantly, securely and reliably. Intelsat’s global reach and expanding solutions portfolio enable customers to enhance their communications networks, venture into new markets, and grow their businesses with confidence. For more information, visit www.intelsat.com.

Contact:

Investor Relations and Financial Media:

Noah Asher

Senior Vice President, Finance

202-944-7328

Note: Some of the statements in this news release constitute forward-looking statements that do not directly or exclusively relate to historical facts, including the guidance provided in the outlook section. The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for certain forward-looking statements as long as they are identified as forward-looking and are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from the expectations expressed or implied in the forward-looking statements. Examples of these forward-looking statements in this release include statements as to the Company’s intent to appeal the judgment discussed in this release and that the Company’s potential liability in respect of such judgment. The forward-looking statements made in this news release reflect Intelsat’s intentions, plans, expectations, assumptions and beliefs about future events and are subject to risks, uncertainties and other factors, many of which are outside of Intelsat’s control. Known risks include, but are not limited to, the potential adverse final resolution of the litigation described in this news release. More detailed information about other known risks will be included in Intelsat’s Annual Report on Form 20-F for the year ended December 31, 2004 on file with the U.S. Securities and Exchange Commission. Because actual results could differ materially from Intelsat’s intentions, plans, expectations, assumptions and beliefs about the future, you are urged to view all forward-looking statements made in this news release with caution. Intelsat does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

INTELSAT, LTD. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months Ended December 31,
	2003	2004
	(in thousands, except share and per share amounts)

Revenue	$230,308	$283,368

Operating expenses:
Direct costs of revenue (exclusive of depreciation and amortization shown separately below)	32,023	64,016
Selling, general and administrative	38,239	39,352
Depreciation and amortization	101,934	121,116
Impairment of asset value	—	84,380
Restructuring costs	—	1,638

Total operating expenses	172,196	310,502

Operating income (loss) from continuing operations	58,112	(27,134)
Interest expense	33,022	31,923
Interest income	1,806	353
Other income (expense), net	3,747	(498)

Income (loss) from continuing operations before income taxes	30,643	(59,202)
Provision for (benefit from) income taxes	3,385	(8,464)

Income (loss) from continuing operations	27,258	(50,738)

Loss from discontinued operations, net of tax and minority interest	(1,198)	(6,120)

Net income (loss)	$26,060	$(56,858)

Basic income (loss) from continuing operations per ordinary share	$0.17	$(0.32)

Diluted income (loss) from continuing operations per ordinary share	$0.17	$(0.31)

Basic and diluted loss from discontinued operations per ordinary share	$(0.01)	$(0.04)

Basic and diluted net income per ordinary share	$0.16	$(0.35)

Basic weighted average ordinary shares outstanding	160,382,120	160,382,120

Diluted weighted average ordinary shares outstanding	160,382,120	161,215,830

INTELSAT, LTD. AND SUBSIDIARIES

RECONCILIATION OF INCOME FROM CONTINUING OPERATIONS

TO EBITDA FROM CONTINUING OPERATIONS

(Unaudited)

	Three Months Ended December 31,
	2003	2004
	(in thousands, except percentages)

Income (loss) from continuing operations	$27,258	$(50,738)
Add:
Interest expense amortization shown separately below)	33,022	31,923
Provision for (benefit from) income taxes	3,385	(8,464)
Depreciation and amortization	101,934	121,116
Subtract: Interest income	(1,806)	(353)

EBITDAfrom continuing operations	$163,793	$93,484

EBITDA from continuing operations, as a percentage of revenue	71%	33%

Note:

EBITDA from continuing operations consists of income from continuing operations before interest, taxes and depreciation and amortization. EBITDA, or earnings before interest, taxes, and depreciation and amortization, is a measure commonly used in the fixed satellite services sector, and Intelsat presents EBITDA from continuing operations to enhance your understanding of its operating performance. EBITDA margin is defined as EBITDA divided by total revenues. Intelsat uses EBITDA from continuing operations as one criterion for evaluating its performance relative to that of its peers. Intelsat presents EBITDA from continuing operations, rather than EBITDA, as Intelsat believes that income from continuing operations, rather than net income, is a more relevant measure for purposes of comparison to its operating performance in prior periods and to the operating performance of other companies. Intelsat believes that EBITDA from continuing operations is an operating performance measure, and not a liquidity measure, that provides investors and analysts with a measure of operating results unaffected by differences in capital structures, capital investment cycles and ages of related assets among otherwise comparable companies. However, EBITDA from continuing operations is not a measurement of financial performance under accounting principles generally accepted in the United States, referred to as U.S. GAAP, and our EBITDA from continuing operations may not be comparable to similarly titled measures of other companies. You should not consider EBITDA from continuing operations as an alternative to operating or net income, determined in accordance with U.S. GAAP, as an indicator of Intelsat’s operating performance, or as an alternative to cash flows from operating activities, determined in accordance with U.S. GAAP, as an indicator of cash flows, or as a measure of liquidity.

INTELSAT, LTD. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Year Ended December 31,
	2003	2004
	(in thousands, except share and per share amounts)
Revenue	$946,118	$1,043,906

Operating expenses:
Direct costs of revenue (exclusive of depreciation and amortization shown separately below)	132,172	178,253
Selling, general and administrative	129,456	152,111
Depreciation and amortization	400,485	457,372
Intelsat 10-01 termination costs	(3,000)	—

Impairment of asset value	—	84,380
Restructuring costs	(837)	6,640

Total operating expenses	658,276	878,756

Operating income from continuing operations	287,842	165,150
Interest expense	99,002	143,399
Interest income	1,972	4,530
Other income (expense), net	18,556	(2,384)

Income from continuing operations before income taxes	209,368	23,897
Provision for income taxes	26,129	18,647

Income from continuing operations	183,239	5,250
Loss from discontinued operations, net of tax and minority interest	(2,120)	(43,929)

Net income (loss)	$181,119	$(38,679)

Basic and diluted income (loss) from continuing operations per ordinary share	$1.14	$0.03

Basic and diluted loss from discontinued operations per ordinary share	$(0.01)	$(0.27)

Basic and diluted net income per ordinary share	$1.13	$(0.24)

Basic weighted average ordinary shares outstanding	160,382,120	160,382,120

Diluted weighted average ordinary shares outstanding	160,382,120	160,489,035

INTELSAT, LTD. AND SUBSIDIARIES

RECONCILIATION OF INCOME FROM CONTINUING OPERATIONS TO EBITDA FROM CONTINUING OPERATIONS

(Unaudited)

	Year Ended December 31,
	2003	2004
	(in thousands, except percentages)
Income (loss) from continuing operations	$183,239	$5,250
Add:
Interest expense amortization shown separately below)	99,002	143,399
Provision for income taxes	26,129	18,647
Depreciation and amortization	400,485	457,372
Subtract: Interest income	(1,972)	4,530

EBITDA from continuing operations	$706,883	$620,138

EBITDA from continuing operations, as a percentage of revenue	75%	59%

Note:

EBITDA from continuing operations consists of income from continuing operations before interest, taxes and depreciation and amortization. EBITDA, or earnings before interest, taxes, and depreciation and amortization, is a measure commonly used in the fixed satellite services sector, and Intelsat presents EBITDA from continuing operations to enhance your understanding of its operating performance. EBITDA margin is defined as EBITDA divided by total revenues. Intelsat uses EBITDA from continuing operations as one criterion for evaluating its performance relative to that of its peers. Intelsat presents EBITDA from continuing operations, rather than EBITDA, as Intelsat believes that income from continuing operations, rather than net income, is a more relevant measure for purposes of comparison to its operating performance in prior periods and to the operating performance of other companies. Intelsat believes that EBITDA from continuing operations is an operating performance measure, and not a liquidity measure, that provides investors and analysts with a measure of operating results unaffected by differences in capital structures, capital investment cycles and ages of related assets among otherwise comparable companies. However, EBITDA from continuing operations is not a measurement of financial performance under accounting principles generally accepted in the United States, referred to as U.S. GAAP, and our EBITDA from continuing operations may not be comparable to similarly titled measures of other companies. You should not consider EBITDA from continuing operations as an alternative to operating or net income, determined in accordance with U.S. GAAP, as an indicator of Intelsat’s operating performance, or as an alternative to cash flows from operating activities, determined in accordance with U.S. GAAP, as an indicator of cash flows, or as a measure of liquidity.

INTELSAT, LTD. AND SUBSIDIARIES

RECONCILIATION OF EBITDA FROM CONTINUING OPERATIONS TO COVENANT EBITDA

(Unaudited)

Year Ended
December 31, 2004
(in thousands)

EBITDA from continuing operations	$620,138

(Subtract) Add:
Loral pro forma amortization shown separately below)	22,027
COMSAT General pro forma amortization shown separately below)	21,473
Non-cash compensation and benefits amortization shown separately below)	18,401
Restructuring costs	6,640
Transaction-related expenses	7,462
Equity investment losses	4,670
IA-7 satellite impairment charge	84,380
Non-recurring and unusual gains/losses	15,029

Covenant EBITDA	$800,220

Note:

Intelsat calculates a measure of EBITDA, called “covenant EBITDA,” as defined by the covenants of its credit agreement dated January 28, 2005. Covenant EBITDA consists of EBITDA from continuing operations as adjusted to exclude unusual items and other adjustments permitted in calculated covenant compliance under the indentures relating to our senior notes and credit agreement used to fund the Intelsat Holdings transaction, as well as covenant compliance under the indenture relating to the senior discount notes issued in February. Covenant EBITDA is presented on a pro forma basis, as if the company’s March 2004 acquisition of the Intelsat Americas assets and October 2004 acquisition of the COMSAT General business had occurred as of January 1, 2004. The measure also adjusts for certain operating expense items. We present covenant EBITDA because it is used to test the permissibility of certain types of transactions in the covenants related to our senior notes and credit agreement used to fund the Intelsat Holdings transaction, as well as in the covenants related to our senior discount notes issued in February. However, covenant EBITDA is not a measurement of financial performance under accounting principles generally accepted in the United States, referred to as U.S. GAAP, and our covenant EBITDA may not be comparable to similarly titled measures of other companies. You should not consider covenant EBITDA as an alternative to operating or net income, determined in accordance with U.S. GAAP, as an indicator of Intelsat’s operating performance, or as an alternative to cash flows from operating activities, determined in accordance with U.S. GAAP, as an indicator of cash flows, or as a measure of liquidity.

INTELSAT, LTD. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(unaudited)

	December 31, 2003	December 31, 2004
	(in thousands, except
	share and per share amounts)
ASSETS
Current assets:
Cash and cash equivalents	$576,793	$141,320
Restricted cash	700,000	—
Receivables, net of allowance of $32,110 and $35,343, respectively	201,202	202,652
Insurance receivable	—	58,320
Deferred income taxes	14,524	12,854
Assets of discontinued operations	57,680	—

Total current assets	1,550,199	415,146

Satellites and other property and equipment, net	3,262,870	3,637,357
Amortizable intangible assets, net	25,205	104,612
Non-amortizable intangible assets	—	255,002
Goodwill	57,608	130,829
Deferred income taxes	1,943	—
Investment in affiliate	56,916	52,246
Other assets	117,976	173,422

Total assets	$5,072,717	$4,768,614

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Notes payable	1,098,591	200,000
Accounts payable and accrued liabilities	201,632	220,832
Deferred satellite performance incentives	7,118	7,968
Deferred revenue	27,435	39,566
Capital lease obligation	5,290	5,569
Liabilities of discontinued operations	22,391	—

Total current liabilities	1,362,457	473,935

Long-term debt, net of current portion	1,250,467	1,742,566
Deferred satellite performance incentives, net of current portion	44,691	48,806
Deferred revenue, net of current portion	6,801	123,992
Accrued retirement benefits	48,181	56,016
Other long-term liabilities	605	17,478

Total liabilities	2,713,202	2,462,793

Minority interest of discontinued operations	15,115	—
Commitments and contingencies

Shareholders’ equity:
Preference shares, $3.00 par value, 2,500,000 shares authorized, no shares issued or outstanding	—	—
Ordinary shares, $3.00 par value, 216,666,666 2/3 shares authorized, 166,666,755 and 167,261,024 shares issued as of December 31, 2003 and 2004, respectively	500,000	500,000
Paid-in capital	1,301,886	1,301,886
Retained earnings	649,199	610,520
Accumulated other comprehensive gain	133	233
Ordinary shares purchased by subsidiary, 6,284,635 shares	(106,818)	(106,818)

Total shareholders’ equity	2,344,400	2,305,821

Total liabilities and shareholders’ equity	$5,072,717	$4,768,614

INTELSAT, LTD. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(unaudited)

	Year Ended December 31
	2003	2004
	(in thousands)
Cash flows from operating activities:
Net income (loss)	$181,119	$(38,679)
Loss from discontinued operations, net of minority interest	2,120	43,929

Income from continuing operations	$183,239	$5,250
Adjustments to reconcile income from continuing operations to net cash provided by operating activities:
Depreciation and amortization	400,485	457,372
Impairment charge for IA-7 satellite	—	84,380
IS-10-01 contract termination costs	(3,000)	—
Provision for doubtful accounts	13,897	11,009
Foreign currency transaction loss	883	562
Deferred income taxes	18,041	15,105
Amortization of bond discount and issuance costs	1,372	5,328
Decrease in amount due to Teleglobe Inc.	(19,780)	—
Equity in losses of affiliate	1,084	4,670
Net (gain) loss from curtailment of benefit plans	(2,315)	628
Changes in operating assets and liabilities, net of effects of acquisitions and investment in discontinued operations	7,303	74,813

Net cash provided by operating activities	601,209	659,117

Cash flows from investing activities:
Payments for satellites and other property and equipment	(202,781)	(288,589)
Payment for future satellite	—	(50,000)
Payment for rights to orbital location	—	(32,000)
Change in restricted cash	(700,000)	700,000
Investment in and advances to affiliate	(58,000)	—
Payment for insurance receivable	—	(58,320)
Proceeds from insurance receivable	—	141,000
Payments for asset acquisitions	—	(1,057,574)
Other	(5,744)	(8,961)

Net cash used in investing activities	(966,525)	(654,444)

Cash flows from financing activities:
Repayments of long-term debt	—	(600,000)
Proceeds from bond issuance	1,097,758	—
Repayments of commercial paper borrowings	(43,978)	—
Proceeds from credit facility borrowings	—	200,000
Bond issuance costs	(23,308)	(4,000)
Principal payments on deferred satellite performance incentives	(66,419)	(5,107)
Principal payments on capital lease obligations	(8,233)	(6,722)

Net cash provided by (used in) financing activities	955,820	(415,829)

Effect of exchange rate changes on cash	(883)	(562)
Effect of discontinued operations on cash	(22,294)	(23,755)

Net change in cash and cash equivalents	567,327	(435,473)
Cash and cash equivalents, beginning of year	9,466	576,793

Cash and cash equivalents, end of year	$576,793	$141,320

INTELSAT, LTD. AND SUBSIDIARIES

RECONCILIATION OF NET CASH PROVIDED BY OPERATING ACTIVITIES

TO FREE CASH FLOW FROM OPERATIONS

	For the Year Ended December 31,
	2003	2004
	(in thousands)

Net cash provided by operating activities	$601,209	$659,117

Payments for satellites and other property and equipment	(202,781)	(288,589)

Payment for deposit on future satellite	—	(50,000)

Free cash flow from operations	$398,428	$320,528

Note:

Free cash flow from operations consists of net cash provided by operating activities, less payments for satellites and other property and equipment and associated capitalized interest. Free cash flow from operations is not a measurement of cash flow under generally accepted accounting principles in the United States. Intelsat believes free cash flow from operations is a useful measure of financial performance that shows a company’s ability to fund its operations. Free cash flow from operations is used by Intelsat in comparing its performance to that of its peers and is commonly used by analysts, investors and other readers of financial information in assessing performance. Free cash flow from operations does not give effect to cash used for debt service requirements, and thus does not reflect funds available for investment or other discretionary uses. Free cash flow from operations as presented herein may not be comparable to similarly titled measures of other companies.